Annual Operating Expenses {- Fidelity® Commodity Strategy Fund} - 07.31 Fidelity Commodity Strategy Fund PRO-06 - Fidelity® Commodity Strategy Fund - Fidelity Commodity Strategy Fund-Default	Sep. 29, 2020
Operating Expenses:
Management fee	0.40%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.21%
Acquired fund fees and expenses	0.01%	[1]
Total annual operating expenses	0.62%	[2]

[1]

(a) The fund may invest in a wholly-owned subsidiary, Geode Commodity Strategy Cayman Ltd. The subsidiary has entered into a separate contract with Geode Capital Management, LLC (Geode) for the management of its portfolio pursuant to which the subsidiary does not pay Geode a fee. The subsidiary pays certain other expenses including custody fees.

[2]	(b) Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.